111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborfunds.com

Supplement to Statement of Additional Information dated March 1, 2020

Harbor Money Market Fund
May 13, 2020
Harbor Money Market Fund (the “Fund”) is closed to new investors effective after the close of business on Friday, May 15, 2020 (the “Close Date”).
Following the Close Date, only the following shareholders of Harbor Funds (the “Trust”) may continue to purchase shares of the Fund: (i) existing Fund shareholders as of the Close Date who hold their shares through accounts established directly with the Trust; (ii) underlying beneficial owners of intermediary-held accounts who are shareholders of the Fund as of the Close Date; and (iii) existing shareholders of any fund of the Trust as of the Close Date who hold their shares though accounts established directly with the Trust.
The Fund will remain closed until further notice. The Fund reserves the right to modify the foregoing closure policy at any time and to reject any investment for any reason.
Investors Should Retain This Supplement For Future Reference
S0520.SAI.0520
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